UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 11, 2004
                Date of Report (Date of earliest event reported)

                            ZOLL MEDICAL CORPORATION

             (Exact name of registrant as specified in its charter)


         Massachusetts                     0-20225                04-2711626
(State or other jurisdiction of     (Commission File No.)       (IRS Employer
        incorporation)                                       Identification No.)

                       269 Mill Road, Chelmsford, MA 01824
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 --------------
                                 (978) 421-9655

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of ZOLL Medical Corporation (the "Company") to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. Additional information concerning these risks and uncertainties is contained in the Company's press release filed as Exhibit 99.1 and in the section entitled "Risk Factors" of the Company's Quarterly Report on Form 10-Q filed on August 18, 2004 and in the Company's other public filings. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.


Item 2.02 Results of Operations and Financial Condition.


On November 11, 2004, ZOLL Medical Corporation ("ZOLL") issued a press release announcing its fourth quarter results ended October 3, 2004. A copy of the press release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated by reference.


Item 9.01 Financial Statements and Exhibits.

  (c) Exhibits.


Exhibit No.   Title
-----------   -----
   99.1       ZOLL Press release dated November 11, 2004 entitled "ZOLL Medical
              Corporation Announces Record Annual Revenues Reports Fourth
              Quarter Results".

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ZOLL MEDICAL CORPORATION

Date:    November 11, 2004           By: /s/ Richard A. Packer
                                        -----------------------------------
                                         Richard A. Packer
                                         President